Exhibit 99.1

Second Quarter 2009 Investor Presentation

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. In addition, certain amounts in 2003 - 2008 were adjusted due to 1/1/09 adoption of new accounting standards.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company Assets of $8.9 billion, shareholders' equity of $2.8 billion, $2.7 billion market cap as of June 30, 2009

DFP Life A&H Other Spec Lon. Market Aviation 12/31/2008 806 777 173 107 140 Lines of Business Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines DFP Life A&H Other Spec Lon. Market Aviation 12/31/2008 1052 830 251 176 186 Group Life, Accident & Health $830 Diversified Financial Products $1,052 Aviation $186 Other Specialty Lines $251 London Market $176 2008 Gross Written Premium ($ in millions) Group Life, Accident & Health $777 Diversified Financial Products $806 Aviation $140 Other Specialty Lines $173 London Market $107 2008 Net Earned Premium ($ in millions)

Lines of Business Comparison December 31, 2008 ($ in millions) (1) Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA. (2) Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

2003 2004 2005 2006 2007 2008 1Q09 Net Written Premium 870 1110 1500 1810 1990 2060 490 2003 2004 2005 2006 2007 2008 1Q09 Gross Written Premium 1620 1980 2040 2240 2450 2500 600 Historical Performance See Notice About This Presentation Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 5 year HCC average 5 year peer average* Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.62 0.585 Expense Ratio 0.267 0.261 0.25 0.238 0.25 0.253 0.332 Total 0.905 0.932 0.842 0.834 0.854 0.873 0.917 GAAP Underwriting Ratios GWP CAGR (2004-2008): 6.1% Net Written Premium ($ in millions) NWP CAGR (2004-2008): 16.8% * Peer group defined as Argo Group, Berkley, Markel, Navigators and RLI. 5 year peer average calculated by HCC as simple mean using SEC filings for peer companies.

2009 Underwriting Performance HCC Argo Group Berkley Markel Navigators RLI Loss Ratio 0.605 0.61 0.626 0.591 0.6 0.443 Expense Ratio 0.25 0.35 0.32 0.382 0.328 0.394 0.855 0.96 0.946 0.973 0.928 0.837 Peer Group Comparison - 2009 Year-to-Date GAAP Underwriting Ratios See Notice About This Presentation Note: Calculated by HCC using 6/30/09 SEC filings.

2009 Underwriting Performance HCC Argo Group Berkley Markel Navigators RLI Loss Ratio 0.605 0.61 0.626 0.591 0.6 0.443 Positive Development 0.012 -0.005 0.054 0.103 0.046 0.109 Expense Ratio 0.25 0.35 0.32 0.382 0.328 0.394 0.867 0.955 1 1.076 0.974 0.946 Peer Group Comparison - 2009 Accident Year Underwriting Ratios See Notice About This Presentation Note: Calculated by HCC using 6/30/09 SEC filings.

2009 Underwriting Performance GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 Loss Ratio 0.605 0.605 0.61 0.61 0.626 0.626 0.591 0.591 0.6 0.6 0.443 0.443 Positive Development 0.012 -0.005 0.054 0.103 0.046 0.109 Expense Ratio 0.25 0.25 0 0.35 0.35 0 0.32 0.32 0 0.382 0.382 0 0.328 0.328 0 0.394 0.394 0.855 0.867 0.96 0.955 0.946 1 0.973 1.076 0.928 0.974 0.837 0.946 Peer Group Comparison - 2009 Loss Ratios See Notice About This Presentation Note: Calculated by HCC using 6/30/09 SEC filings. HCC Argo Group Berkley Markel Navigators RLI

A Culture Focused on Underwriting Profitability... See Notice About This Presentation * Statutory data is not intended to be a substitute for the results of operations in accordance with GAAP but is provided for comparative purposes. Source: A.M. Best 2003 2004 2005 2006 2007 2008 Peer Group Average** 0.959 0.934 0.91 0.844 0.841 Industry Combined Ratio 1.001 0.983 1.007 0.925 0.957 1.047 HCC Statutory Combined Ratio* 0.907 0.91 0.926 0.84 0.845 0.851

Strong, Predictable Return on Equity For the period beginning 1/1/04 and ending 6/30/09. Source: J.P. Morgan from SNL Financial and company filings. Note: Data has not been not independently verified. See Notice About This Presentation

Consistent Return on Equity* See Notice About This Presentation * Calculated as return on average equity. Source: SNL Insurance P&C Index 2003 2004 2005 2006 2007 2008 Industry Average 0.113 0.1146 0.0789 0.1607 0.1524 0.0433 HCC Average 0.171 0.171 0.171 0.171 0.171 0.171 HCC 0.147 0.134 0.123 0.18 0.174 0.119

Strong BVPS Growth See Notice About This Presentation For the period beginning 1/1/04 and ending 6/30/09. Source: J.P. Morgan from SNL Financial and company filings. Note: Data has not been not independently verified.

Growth in Shareholders' Equity and BVPS ($ in millions, except per share data) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 6/30/2009 Shareholders' Equity 440430000 458439000 530930000 765.347 884.671 1059.135 1341.274 1702.015 2050.009 2443.695 2640.023 2809 Book Value per Share 8.29 9.45 11.04 13.14 15.36 18.35 21.24 23.27 25.01

Characteristics That Make HCC Unique Consistent Growth of Shareholders' Equity through: Specialty businesses with strong long-term fundamentals and market leadership Underwriting culture with incentives based on bottom line underwriting profitability Diversified underwriting portfolio with historically low correlation Disciplined balance sheet management and strong cash flow Broadly experienced management team Opportunistic acquisitions

HCC Underwriters Compensation Example * Excludes Investment Income. * Excludes Investment Income. End result is HCC has very low turnover of underwriting staff.

A Diverse Collection of Profitable Businesses... Short Medium 4th Qtr East 0.55 0.45 20.4 Short Tail vs. Medium Tail Short Tail Medium Tail Domestgic International East 0.81 0.19 Domestic vs. International International Domestic Note: Based on gross written premium for the year ended 12/31/08.

Select Product Characteristics Product Target Insured Tail Reserve Volatility D&O Fortune 2000 Medium to Long Medium to High E&O / Professional Indemnity Diversified SME's Medium Medium Surety Contractors Medium Low Medical Stop-Loss Small to Medium-sized Employers Short Low Aviation Various Medium Medium

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.022 0.041 Wind 0.035 0.042 Probable Maximum Loss (PML)* historically managed to one quarter's pretax earnings from a single event See Notice About This Presentation * PML calculated as of 12/31/08. Based on RMS Cat. Models 7.0 / 8.0.1 and internal assessment of PMLs. Net PML as % of Shareholders' Equity

Average Rating AA+ Average Duration 5.0 years Average Life 6.7 years Average Yield* 4.2% Average Tax 5.1% Equivalent Yield* Average Duration 4.4 years Fixed Income Securities $ 4,560 Short-term Investments 660 Other Investments 10 Total Investments $ 5,230 Investment Portfolio June 30, 2009 ($ in millions) See Notice About This Presentation * Excludes realized and unrealized investment gains and losses. Fixed Income Securities Total Investments

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 46 40 1 1.1 13 See Notice About This Presentation Short Term Investments: 13% Tax Exempt Securities: 40% Avg. Rating: AA Avg. Maturity: 9.9 years Avg. Duration: 7.1 years Taxable Securities: 46% Avg. Rating: AA+ Avg. Maturity: 3.9 years Avg. Duration: 3.1 years Other Investments: 1% Investment Portfolio June 30, 2009

Investment Analysis June 30, 2009 ($ in millions) See Notice About This Presentation

* Includes net realized gain or loss from sale of securities and other than temporary impairment losses included in earnings. Source: Public filings for individual companies. HCC's Investment Portfolio Losses vs. Peers For the Period of 1/1/07 - 6/30/09 See Notice About This Presentation

HCC Surpasses Peers in Value Creation Source: Public filings for individual companies. Compounded annualized return on tangible book value per share, including dividends Compounded annualized return on tangible book value per share, including dividends

HCC Argo Group Berkley Markel Navigators RLI Debt to Equity 0.134 0.206 0.279 0.239 0.132 0.116 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - Debt to Total Capital Ratios as of June 30, 2009 See Notice About This Presentation Note: Calculated by HCC using 6/30/09 SEC filings for peer companies.

Summary of Strengths Strong underwriting performance throughout the cycle Experienced management team Strong renewal retention High return on equity with low volatility Consistent book value growth Superior ratings / strong balance sheet Underwriters compensated based on bottom line underwriting profit, not production

Appendix

Financial Highlights ($ in millions except per share data) See Notice About This Presentation

Total Investments ($ in millions) 2003 2004 38717 12/31/2006 12/31/2007 12/31/2008 6/30/2009 Investment Assets 1710 2470 3260 3930 4670 4800 5230 See Notice About This Presentation

Total Assets ($ in millions) 2003 2004 38717 12/31/2006 12/31/2007 12/31/2008 6/30/2009 Total Assets 4900 5900 7020 7630 8070 8330 8880 See Notice About This Presentation

Net Loss Reserves ($ in millions) 2003 2004 12/31/05 12/31/2006 12/31/2007 12/31/2008 6/30/2009 Net IBNR 516 768 1073 1187 1230 1284 See Notice About This Presentation

Total Revenue ($ in millions) 2003 2004 12/31/05 12/31/2006 12/31/2007 12/31/2008 6/30/2009 Total Revenur 940 1280 1640 2080 2390 2280 1180 See Notice About This Presentation

Net Earnings ($ in millions, *affected by catastrophes) 2003 2004* 2005* 2006 2007 2008* 1H09 Net Earnings 142 163 190 340 390 300 170 See Notice About This Presentation

Operating Cash Flow ($ in millions) 2003 2004 2005 2006 2007 2008 1H09 $260 See Notice About This Presentation

Subprime Liability Exposure June 30, 2009 68 "non-Side A only" D&O, E&O and Fiduciary Liability claims and 17 "Side A only" D&O claims relating to subprime issues. Of the D&O claims reported, three are on primary policies with gross policy limits totaling $12 million. Remaining D&O claims are on excess policies. Average policy limit on "non-Side A only" claims is $12.9 million gross and $8.8 million net, with an average attachment point of $86 million. Average policy limit for "Side A only" claims is $14.2 million gross and $11.3 million net, with an average attachment point of $159 million. Based on present knowledge, HCC believes the ultimate subprime related losses will be contained within the current overall reserves for D&O, E&O and Fiduciary Liability business. See Notice About This Presentation

Experienced Management Team Pamela J. Penny Age 54 EVP and Chief Accounting Officer Randy D. Rinicella Age 52 SVP and General Counsel Barry J. Cook Age 49 EVP - International Operations Michael J. Schell Age 59 EVP - Surety & Credit and Chief Underwriting Officer Cory L. Moulton Age 40 EVP - U.S. Property & Casualty Operations R. Matthew Fairfield Age 43 CEO of HCC Global Michael L. Onslow Age 50 Chief Underwriting Officer - International Operations

Historical Development of HCC

HCC Founded 1974

- **1986** HCC receives its first ever rating from A.M. Best: "B+"
- **1992** HCC goes public on the NASDAQ with a market cap of $60 million and assets of just over $100 million
- **1996** HCC switches to the NYSE
- **1997** HCC acquires Avemco Insurance Company and US Specialty Insurance Company, the largest writers of privately owned aircraft in the world; receives "A+ (Superior)" rating from A.M. Best
- **1999** HCC acquires Centris Group, its largest competitor in the medical stop-loss sector; receives "AA (Very Strong)" rating from Standard & Poor's
- **2001** Professional Indemnity Agency and ASU International, both specialty MGA's, join the growing list of HCC acquisitions
- **2002** Acquisition of MAG Global Financial Products, an MGA specializing in diversified financial products including directors' & officers' liability and errors & omissions insurance
- **2003** Acquisition of American Contractors Indemnity Company
- **2004** HCC acquires RA&MCO Insurance Services
- **2005** United States Surety Company joins the HCC Surety group and HCC acquires Perico Life
- **2006** HCC acquires Kenrick Corporation as well as Allianz Life Insurance Company's Health Products Division
- **2008** HCC acquires Cox Insurance Group and Multinational Underwriters, LLC

2009

** Select events have been included for the purposes of this presentation.*

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